Exhibit 99.2

N E W S R E L E A S E

FOR IMMEDIATE RELEASE

MEDIA CONTACTS:

Jeannine Addams
Kristin Wohlleben
J.Addams & Partners, Inc.
404/231-1132 phone
jfaddams@jaddams.com
kwohlleben@jaddams.com

INVESTOR CONTACT:

Todd Atenhan
770/425-7877 phone
investorrelations@exide.com

Exide Technologies Appoints Two New Executives

Company Names New Chief Operating Officer and President Transportation, Americas

Alpharetta, Georgia – August 23, 2007 – Exide Technologies (NASDAQ: XIDE, www.exide.com), a global leader in stored electrical-energy solutions, announced today two new executive appointments.

Edward (EJ) O’Leary has been named as the Company’s Chief Operating Officer. Since June 2005, Mr. O’Leary has served Exide as President, Transportation – Americas. In his new role as COO, he will be responsible for the four operating divisions of the Company: Transportation – Americas, Transportation – Europe, Industrial Energy – Americas, and Industrial Energy – Europe. The presidents of these divisions will report to Mr. O’Leary.

“EJ is a dynamic, results-oriented leader whose capabilities are evidenced by the performance of the Transportation – Americas division under his command,” said Gordon Ulsh, President and Chief Executive Officer of Exide Technologies. “I am confident that he will effectively build upon Exide’s existing momentum as we grow and become profitable.”

Mr. O’Leary’s career has spanned more than 30 years in the automotive industry. Prior to joining Exide, he served as President – The Americas at Oetiker, Inc. His career also includes senior management positions at iStar Systems, Federal-Mogul, Cooper Industries, and Tenneco Automotive.

Mr. O’Leary holds a Bachelor’s degree in Business Administration from Slippery Rock University in Pennsylvania. He also completed the International Advanced Management Program at the Harvard School of Business.

In a related move, Bruce Cole has been appointed President of the Transportation – Americas operating division. Bruce Cole brings a broad range of industry experience to his new role as President, Transportation – Americas, replacing Mr. O’Leary. Mr. Cole has served Exide in a variety of capacities, most recently as Vice President and General Manager of the Exide Recycling operation. In his new role, Mr. Cole will report to Mr. O’Leary.

“During his 18-year career at Exide, Bruce has cultivated a broad range of experience, which has been demonstrated by his increasing level of responsibilities,” said O’Leary. “His unique blend of operational and technical experience, coupled with his management capabilities in the Recycling operation, make him uniquely prepared to take on this new responsibility. His experience will bring added insight and innovation to the foundation already established in the Transportation – Americas operation.”

Since joining Exide in 1989, Cole also has served the Company as Vice President, Marketing, Global Industrial Energy and Vice President, Manufacturing and Engineering in the Industrial Energy – Americas division. He holds a Bachelor’s of Science degree in Chemical Engineering from Michigan State University as well as an Executive MBA from the University of Wisconsin, Milwaukee.

“I am pleased and proud about these appointments,” said Ulsh. “They illustrate that we are tapping the deep pool of talent that exists within our organization – proving that responsibilities and roles can successfully cross division lines.”

About Exide Technologies

Exide Technologies, with operations in more than 80 countries, is one of the world’s largest producers and recyclers of lead-acid batteries. The Company’s four global business groups — Transportation Americas, Transportation Europe and Rest of World, Industrial Energy Americas and Industrial Energy Europe and Rest of World — provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and 42-volt automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive-power applications including lift trucks, mining and other commercial vehicles.

Further information about Exide, including its financial results, are available at www.exide.com.

Forward-Looking Statements

Except for historical information, this press release may be deemed to contain “forward-looking” statements. The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The Company undertakes no obligation to publicly update or revise any forward-looking statement in this or any prior forward-looking statements whether as a result of new information, future developments or otherwise. Examples of forward-looking statements include, but are not limited to, (a) projections of revenues, cost of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effect of currency translations, capital structure and other financial items, (b) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (c) statements of future economic performance and (d) statements of assumptions, such as the prevailing weather conditions in the Company’s market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following general factors such as: (i) the Company’s ability to implement and fund based on current liquidity business strategies and restructuring plans, (ii) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries,
(iii) the Company’s substantial debt and debt service requirements which may restrict the Company’s operational and financial flexibility, as well as imposing significant interest and financing costs, (iv) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (v) the fact that lead, a major constituent in most of the Company’s products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (vi) competitiveness of the battery markets in North America and Europe, (vii) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations and possible terrorist attacks against U.S. interests, (viii) the Company’s exposure to fluctuations in interest rates on its variable debt, (xi) the Company’s ability to maintain and generate liquidity to meet its operating needs, (xii) general economic conditions, (ix) the ability to acquire goods and services and/or fulfill labor needs at budgeted costs, (x) the Company’s reliance on a single supplier for its polyethylene battery separators and (xv) the Company’s ability to successfully pass along increased material costs to its customers.

Therefore, the Company cautions each reader of this press release carefully to consider those factors set forth above and those factors described in the Company’s Form 10-Q filed on June 11, 2007 and its Form 10-Q filed on August 7, 2007, because such factors have, in some instances, affected and in the future could affect, the ability of the Company to achieve its projected results and may cause actual results to differ materially from those expressed herein.